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                                                                    EXHIBIT 23.1
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                         INDEPENDENT AUDITORS' CONSENT
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     We hereby consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

          /s/ Mauldin & Jenkins LLC


     Atlanta, Georgia
     December 21, 2000